Second Quarter 2024 Earnings Presentation July 2024

Important Information Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including, but not limited to, any statements regarding our estimates of number of gaming terminals, locations, revenues, Adjusted EBITDA, capital expenditures, and our proposed acquisition of Fairmount Holdings, Inc. The words “predict,” “estimated,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “continue,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward- looking statements due to a number of factors including, but not limited to: Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to offer new and innovative products and services that fulfill the needs of location partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain gaming terminals, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for gaming terminals and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with location partners; the parties' ability to satisfy the conditions to the consummation of the proposed acquisition of Fairmount Holdings Inc. and the risk that that the proposed acquisition may not be completed in a timely manner or at all; unfavorable macroeconomic conditions or decreased discretionary spending due to other factors such as interest rate volatility, persistent inflation, actual or perceived instability in the U.S. and global banking systems, high fuel rates, recessions, epidemics or other public health issues, terrorist activity or threat thereof, civil unrest or other macroeconomic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial condit ions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (“SEC”). Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31,2023 filed by Accel with the SEC on February 28, 2024 (the "Form 10-K"), as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this or other presentations or future quarterly reports, or company statements will not be realized. In addition, the inclusion of any statement in this presentation does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors” in the Form 10-K, as well as Accel’s other filings with the SEC. These and other factors could cause our results to differ materially from those expressed in this presentation. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted net income, Adjusted EBITDA, EBIT, Capex, and Net Debt. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. For definitions of non-GAAP financial measures and reconciliations of non-GAAP financial measures to the most directly comparable GAAP measure, please see the Appendix to this presentation. 2

Accel at a Glance 1. Calculated as Net Gaming Revenue in the period divided by the number of operational days. There were 217 and approximately 347 operational days for the years ended December 31, 2020 and 2021, respectively. 2. Calculated as of June 30, 2024. Net Debt is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this Non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to this Non-GAAP financial measure, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of this measure to its most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” 3. On November 22, 2021, the Company’s Board of Directors approved a share repurchase program of up to $200 million of shares of its Class A-1 common stock. The timing and actual number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, and alternative investment opportunities. Under the repurchase program, repurchases can be made from time to time using a variety of methods, including open market purchases or privately negotiated transactions, in compliance with the rules of the United States SEC and other applicable legal requirements. The repurchase program does not obligate the Company to acquire any particular amount of shares, and the repurchase program may be suspended or discontinued at any time at the Company’s discretion. As of June 30, 2024, the Company has purchased a total of 12,909,946 shares under the plan at a cost of $133.4 million. Strong Track Record of Growth Disciplined Stewards of Capital As of June 30, 2024, Accel owned and operated 25,757 gaming terminals across 4,034 locations in Illinois, Montana, Nevada and Nebraska Average Daily Net Gaming Revenue(1) ($ in thousands) Long, recurring agreements Continued strong customer engagement Firm backlog of contracted locations waiting to go-live High Quality Service Company in Gaming Vertical Contracted, Recurring Revenue 3 Balance sheet strength Conservative net leverage $311 million of Net Debt(2) Over 65% through the $200 million share repurchase program(3) $658 $882 $1,125 $1,383 $2,030 $2,534 $3,051 $3,194 2017 2018 2019 2020 2021 2022 2023 2024 YTD

Q2 2024 Highlights • Q2 2024 record revenue of $309 million, an increase of 6% compared to Q2 2023 • Q2 2024 net income of $15 million, an increase of 46% compared to Q2 2023 • Q2 2024 record Adjusted EBITDA(1) of $50 million, an increase of 7% compared to Q2 2023 • Repurchased $9 million of Accel Class A-1 Common Stock in Q2 2024, and $133 million since the repurchase program was announced in November 2021(2) • Announced acquisition of Fairmount Holdings, owner of the FanDuel Sportsbook & Horse Racing, which is expected to close in Q4 2024 4 1. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to our non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” 2. On November 22, 2021, the Company’s Board of Directors approved a share repurchase program of up to $200 million of shares of its Class A-1 common stock. The timing and actual number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, and alternative investment opportunities. Under the repurchase program, repurchases can be made from time to time using a variety of methods, including open market purchases or privately negotiated transactions, in compliance with the rules of the United States SEC and other applicable legal requirements. The repurchase program does not obligate the Company to acquire any particular amount of shares, and the repurchase program may be suspended or discontinued at any time at the Company’s discretion. As of June 30, 2024, the Company has purchased a total of 12,909,946 shares under the plan at a cost of $133.4 million.

$46 $47 $44 $45$46 $50 Q1 Q2 Q3 Q4 2023 2024 $293 $293 $287 $297$302 $309 Q1 Q2 Q3 Q4 2023 2024 Accel Quarterly KPIs 1. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this Non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to this Non-GAAP financial measure, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of this measure to its most directly comparable GAAP measure, see page 10 "Non-GAAP to GAAP Reconciliation.” Locations (#) Terminals (#) Revenue ($ in millions) Adjusted EBITDA(1) ($ in millions) 5 2,663 2,690 2,724 2,762 620 610 611 609 345 355 352 352 165 197 219 238 2,786 2,816 609 620 355 359 237 239 3,793 3,987 3,852 4,034 3,906 3,961 Q1 Q2 Q3 Q4 2023 IL 2023 MT 2023 NV 2023 NE 2024 IL 2024 MT 2024 NV 2024 NE 14,546 14,767 15,020 15,276 6,247 6,210 6,252 6,276 2,704 2,782 2,744 2,704 488 609 688 827 15,494 15,743 6,280 6,435 2,714 2,735 833 844 23,985 25,321 24,368 25,757 24,704 25,083 Q1 Q2 Q3 Q4 2023 IL 2023 MT 2023 NV 2023 NE 2024 IL 2024 MT 2024 NV 2024 NE

2024 Results 6 Note: Numbers may not total due to rounding. Percent change may not recalculate due to rounding. $ in millions, except %s Q2 2023 Q2 2024 % Change YTD 2023 YTD 2024 % Change Locations 3,852 4,034 5% 3,852 4,034 5% Terminals 24,368 25,757 6% 24,368 25,757 6% Revenue $293 $309 6% $586 $611 4% Adj EBITDA $47 $50 7% $93 $96 3% CapEx $20 $18 -13% $42 $38 -8% Net Debt $285 $311 9% $285 $311 9%

Historical Financial Summary 7 $ in millions Note: Numbers may not total due to rounding. Q2 YTD YoY YoY 2020 2021 2022 2023 2023 2024 Growth 2023 2024 Growth No. of Locations 2,435 2,584 3,741 3,961 3,852 4,034 5% 3,852 4,034 5% No. of Terminals 12,247 13,639 23,541 25,083 24,368 25,757 6% 24,368 25,757 6% Net Gaming Revenue 301 706 925 1,114 278 293 6% 557 581 4% Other Revenue 16 29 45 57 15 16 7% 29 30 3% Gross Revenues 316 735 970 1,170 293 309 6% 586 611 4% % YoY Growth (26%) 132% 32% 21% 6% 4% Less: Cost of revenue (exclusive of amortization and depreciation expense shown below) (211) (494) (671) (817) (204) (216) 6% (409) (427) 4% Gross Profit 105 241 299 353 88 93 5% 176 184 5% % Margin 33% 33% 31% 30% 30% 30% 30% 30% Less: G&A Expenses (77) (111) (146) (180) (44) (47) 5% (87) (94) 8% EBITDA 28 130 153 173 44 46 6% 89 90 1% Adjusted EBITDA 34 140 162 181 47 50 7% 93 96 3% % Margin 11% 19% 17% 16% 16% 16% 16% 16% % YoY Growth (57%) 312% 16% 12% 7% 3% Less: Depreciation & amortization of property & equipment (21) (25) (29) (38) (9) (11) (19) (21) Less: Amortization of intangible assets and route and customer acquisition costs (23) (22) (17) (21) (5) (6) (11) (11) EBIT (16) 83 106 114 29 30 60 58 Less: Other expenses, net (9) (13) (9) (6) (0) (7) (3) (10) Less: Interest expense, net (14) (13) (22) (33) (8) (9) (16) (18) Less: Income tax benefit (expense) 17 (15) (21) (20) (6) (4) (12) (9) Less: (Loss) gain on change in fair value of contingent earnout shares 8 (10) 20 (9) (5) 5 (9) 0 Less: (Loss) gain on change in fair value of warrants 13 -- -- -- -- -- -- -- Less: Loss on debt extinguishment -- (1) -- -- -- -- -- -- Reported Net Income (Loss) (0) 32 74 46 10 15 19 22 Adjusted Net Income 6 71 80 83 20 21 41 41 Twelve Months Ended Three Months Ended Six Months Ended December 31, June 30, June 30,

Accel Balance Sheet 8 Note: Numbers may not total due to rounding. $ in millions December 31, 2023 June 30, 2024 Assets Current Assets: Cash and cash equivalents $262 $255 Other current assets 51 67 Total current assets $313 $322 Property and equipment, net 261 276 Route and customer acquisition costs, net 19 24 Location contracts acquired, net 176 181 Goodwill 102 102 Other assets 42 45 Total assets $913 $950 Liabilities and Stockholders' Equity Current liab ilities: Short term debt and current maturities $28 $28 Accrued state and location gaming expense 28 26 Other current liabilities 53 51 Total current liabilities $110 $106 Long-term liab ilities: Long-term debt $514 $537 Contingent earnout share liability 32 32 Other liabilities 59 66 Total liabilities $714 $741 Total stockholders' equity $198 $209 Total liabilities and stockholders' equity $913 $950

Definition of Non-GAAP Financial Measures Adjusted net income is defined as net income (loss) plus: • Amortization of intangible assets and route and customer acquisition costs • Stock-based compensation expense • (Loss) gain on change in fair value of contingent earnout shares • (Loss) gain on change in fair value of warrants • Other expenses, net – consists of (i) non-cash expenses including the remeasurement of contingent consideration liabilities, (ii) non-recurring lobbying and legal expenses related to distributed gaming expansion in current or prospective markets, and (iii) other non-recurring expenses • Tax effect of adjustments Adjusted EBITDA is defined as net income (loss) plus: • Amortization of intangible assets and route and customer acquisition costs • Stock-based compensation expense • (Loss) gain on change in fair value of contingent earnout shares • (Loss) gain on change in fair value of warrants • Other expenses, net • Tax effect of adjustments • Depreciation and amortization of property and equipment • Interest expense • Emerging markets – reflects the results, on an Adjusted EBITDA basis, for non-core jurisdictions where our operations are developing − Markets are no longer considered emerging when we have installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date we first install or acquire gaming terminals in the jurisdiction, whichever occurs first − We currently view Pennsylvania as an emerging market − Prior to January 2024, Iowa was considered an emerging market − Prior to April 2023, Nebraska was considered an emerging market • Income tax expense • Loss on debt extinguishment 9 Accel uses non-GAAP measures as a key performance measure of the results of operations for purposes of evaluating performance internally. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non- GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. EBIT is defined as EBITDA less: • Depreciation and amortization of property and equipment • Amortization of intangible assets and route and customer acquisition costs Capex is defined as purchases of property and equipment, net of proceeds from sales Net debt is defined as debt, net of current maturities plus: • Current maturities of debt less cash and cash equivalents

Non-GAAP to GAAP Reconciliation 10 Note: Numbers may not total due to rounding. $ in millions 2020 2021 2022 2023 2023 2024 2023 2024 Reported Net Income (Loss) (0) 32 74 46 10 15 19 22 (+) Amortization of intangible assets and route and customer acquisition costs 23 22 17 21 5 6 11 11 (+) Stock-based compensation expense 6 6 7 9 3 3 4 6 (+) (Loss) gain on change in fair value of contingent earnout shares (8) 10 (20) 9 5 (5) 9 (0) (+) (Loss) gain on change in fair value of warrants (13) – – – – – – – (+) Other expenses, net 9 13 9 6 0 7 3 10 (+) Tax effect of adjustments (10) (11) (8) (9) (2) (5) (5) (7) Adjusted Net Income 6 71 80 83 20 21 41 41 (+) Depreciation and amortization of property & equipment 21 25 29 38 9 11 19 21 (+) Interest expense, net 14 13 22 33 8 9 16 18 (+) Emerging markets 1 3 3 (1) 0 0 (1) 0 (+) Income tax (benefit) expense (7) 26 29 29 8 9 17 16 (+) Loss on debt extinguishment – 1 – – – – – – Adjusted EBITDA 34 140 162 181 47 50 93 96 Twelve Months Ended Three Months Ended Six Months Ended December 31, June 30, June 30, March 31, June 30, Sep. 30, Dec. 31, March 31, June 30, 2023 2023 2023 2023 2024 2024 Reported Net Income 9 10 10 16 7 15 (+) Amortization of intangible assets and route and customer acquisition costs 5 5 5 5 5 6 (+) Stock-based compensation expense 2 3 3 2 2 3 (+) (Loss) gain on change in fair value of contingent earnout shares 5 5 2 (3) 5 (5) (+) Other expenses, net 3 0 2 1 2 7 (+) Depreciation & amortization of property & equipment 9 9 9 10 10 11 (+) Interest expense, net 8 8 8 9 9 9 (+) Emerging markets (1) 0 (0) (0) 0 0 (+) Income tax expense 6 6 5 3 5 4 (+) Loss on debt extinguishment – – – – – – Adjusted EBITDA 46 47 44 45 46 50 Three Months Ended Three Months Ended June 30, 2023 2024 Debt, net of current maturities 490 537 (+) Current maturities of debt 28 28 (-) Cash and cash equivalents (233) (255) Net Debt 285 311